Exhibit 4.2

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                    National RMBS Trusts
                    Definitions Schedule

Date:               [          ]

Parties:            THE COMPANIES DESCRIBED IN SCHEDULE 1


               1.1 The following terms, when incorporated into a Transaction Document, have the meaning set out below where this definitions schedule is incorporated by reference into the Transaction Document unless the context otherwise requires:

                    Acceptance Date has:

                    (a) in respect of an Initial Sale Agreement, the same meaning as in the related Initial Offer to Sell; or

                    (b) in respect of a Secondary Sale Agreement, the same meaning as in the related Secondary Offer to Sell.

                    Accrued Interest Adjustment means, with respect to a Housing Loan, the amount of interest accrued and unpaid on that Housing Loan as at the close of business on the day immediately prior to the day on which that Housing Loan is transferred to a Trust.

                    Acknowledgment means an acknowledgment in respect of a Registered Note issued (other than in bearer form) under the Master Trust Deed which must be in substantially the form of schedule 5 of the Master Trust Deed or as agreed between the Global Trust Manager and the Issuer Trustee.

                    Adverse Effect means an event which will materially and adversely effect the amount of any payment to be made to a Noteholder, or will materially and adversely affect the timing of such payment.

                    Adverse Rating Effect means, in respect of a Trust, the reduction, qualification or withdrawal of the rating (if any) given to the Notes issued in respect of the Trust by a Current Rating Agency.

                    Agency Agreement means, in respect of a Trust, the agreement (if any) with the words "Agency Agreement" and the name of the Trust in its title dated on or about the date of the Supplemental Deed for that Trust between the Issuer Trustee, the Global Trust Manager, the Note Trustee in respect of that Trust, the Paying Agent(s) in respect of that Trust, the Note Registrar, the Agent Bank and the Calculation Agent.

                    Agent has, in respect of a Trust, the meaning given to that term in the Agency Agreement for that Trust.


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                    Agent Bank means, in respect of a Trust, the person
                    appointed to act in that capacity under the Agency Agreement for that Trust.

                    Aggregate Remaining Balance means, in relation to a Collection Period, the aggregate of the Outstanding Principal Balances of all the Housing Loans comprising part of the Purchased Mortgage Loans calculated as at the close of business on the last day of that Collection Period.

                    Approved Corporation means:

                    (a) a corporation, Bank or financial intermediary which has the Required Credit Rating; or

                    (b) the Commonwealth of Australia or the government of Australia or the government of any state or territory of the Commonwealth of Australia which has the Required Credit Rating.

                    Assets means in relation to a Trust, the right, title and interest of the Issuer Trustee (in its capacity as trustee of the relevant Trust) in the following (to the extent to which they relate to the Trust):

                    (a) any Mortgage Loans and other rights held by the Issuer Trustee in its capacity as trustee of the Trust;

                    (b) amounts owing to the Issuer Trustee by debtors in respect of the Trust;

                    (c) any Authorised Investments of that Trust or any other investments referable to the Trust;

                    (d) income, or amounts in the nature of income, accrued from investments referable to the Trust to the extent not included in the preceding paragraphs of this definition;

                    (e) any prepayment of expenditure in respect of the Trust;

                    (f) any asset acquired by the Issuer Trustee in its capacity as trustee of the Trust (and referable to the Trust) and specified in the Supplemental Deed for that Trust including, without limitation, the Mortgage Insurance Policies;

                    (g) the benefit of all representations, warranties, undertakings, covenants, indemnities and promises made by any party in favour of, and the rights of, the Issuer Trustee under the Transaction Documents; and

                    (h) any other asset or property as agreed in writing between the Global Trust Manager and the Issuer Trustee and notified to each Current Rating Agency.

                    Auditor means, at any time in respect of a Trust, the person appointed as the auditor under clause 22.2 of the Master Trust Deed.

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                    Austraclear means the system operated by Austraclear
                    Limited (ABN 94 002 060 773) for holding certain Australian dollar securities and the electronic recording and settling of transactions in those securities between members of that system in accordance with the Regulations and Operating Manual established by Austraclear Limited (as amended or replaced from time to time) to govern the use of that system and includes, as required, a reference to Austraclear Limited as operator of that system.

                    Authorisation means any authorisation, approval, consent, licence, permit, franchise, permission, filing, registration, resolution, direction, declaration or exemption from, by or with a Governmental Agency.

                    Authorised Investments, with respect to a Trust, means:

                    (a)  Cash on hand or at an Eligible Bank;

                    (b) bonds, debentures, stock, treasury bills or other securities issued or guaranteed by any government of an Australian jurisdiction (which has the Required Credit Rating) or any Approved Corporation;

                    (c) debentures or stock of any public statutory body established under the laws of any Australian jurisdiction, where the repayment of the principal is secured and the interest payable on the security is guaranteed by the government of an Australian jurisdiction (which has the Required Credit Rating); or

                    (d) notes or other securities of any government of an Australian jurisdiction (which has the Required Credit Rating); or

                    (e)
                        (i) deposits with, or certificates of deposit (whether negotiable, convertible or otherwise) of an Eligible Bank or a Bank which has a rating specified in the Supplemental Deed for the relevant Trust where the investment has a maturity of 30 days or less and does not exceed 20% of the aggregate Invested Amount of any Notes issued in respect of that Trust; or

                        (ii)  bills of exchange or other negotiable
                              instruments, issued, drawn, endorsed or accepted by an Eligible Bank or a Bank which has a rating specified in the Supplemental Deed for the relevant Trust where the investment has a maturity of 30 days or less and does not exceed 20% of the aggregate Invested Amount of any Notes issued in respect of that Trust, and which matures or falls due for repayment on or before the next Payment Date of such Notes; or

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                    (f)  any other assets which may be specified in the
                         relevant Supplemental Deed as an Authorised
                         Investment for the relevant Trust.

                    Authorised Person means, in respect of a company, each director and secretary of that company and any other person appointed by the company to act as an Authorised Person for the purposes of the Transaction Documents and notified to the other parties (and, in the case of the Issuer Trustee or the Security Trustee (as the case may be), also includes any officer of the Issuer Trustee or the Security Trustee (as the case may be) who has the word "manager" or "counsel" in his or her title).

                    Bank has the meaning given to the expression "Australian bank" in the Corporations Act.

                    Bearer Notes means Book-Entry Notes or Definitive Notes.

                    Binding Provision means any provision of the Code of Banking Practice, any other binding code or arrangement and any laws applicable to banks or other lenders in the business of making retail home loans in force in Australia from time to time.

                    Block Voting Instruction means a dated document in the English language issued by a Principal Paying Agent or a Paying Agent in which:

                    (a) it is certified that relevant Bearer Notes (not being Bearer Notes in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction or any adjournment of that meeting) have been deposited with the Principal Paying Agent or such Paying Agent (or to its order at a bank or other depositary) and that no such Bearer Notes will be released until the first to occur of:

                        (i)   the conclusion of that meeting or any
                              adjournment of that meeting; and

                        (ii) the surrender, not less than 48 hours before the time for which that meeting or adjournment of that meeting is to be convened, of the receipt for each such deposited Bearer Note which is to be released to the Principal Paying Agent or such Paying Agent which issued such receipt, coupled with notice thereof being given by the Principal Paying Agent or such Paying Agent to the Issuer Trustee;

                    (b) it is certified that each depositor of such Bearer Notes or a duly authorised agent on his or its behalf has instructed the Principal Paying Agent or such Paying Agent that the vote(s) attributable to his or its Bearer Notes so deposited should be cast in a particular way in relation to the resolution or resolutions to be put to that meeting or any adjournment of that meeting and that

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                         all such instructions are, during the period of 48
                         hours prior to the time for which that meeting or adjourned meeting is convened, neither revocable nor subject to amendment;

                    (c) the total number and the series and serial numbers on the Bearer Notes so deposited are listed, distinguishing, with regard to each resolution, between those in respect of which instructions have been given under paragraph (b) that the votes attributable to those Bearer Notes should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable to those Bearer Notes should be cast against the resolution; and

                    (d) any Proxy named in such document is authorised and instructed by the Principal Paying Agent or the Paying Agent to cast the votes attributable to the Bearer Notes so listed in accordance with the instructions referred to in paragraph (c) as set out in such document.

                    Book-Entry Note means a book-entry note issued under the DTC's or other clearing agencies' global book-entry system.

                    Borrowing means (with Borrow having an equivalent meaning), in respect of a Trust, any amount borrowed or raised by the Issuer Trustee in its capacity as trustee of the Trust.

                    Business Day means any day other than a Saturday, Sunday or public holiday on which banks are open for business in Melbourne, Sydney, New York and any other city identified as a relevant city in the relevant Supplemental Deed.

                    Calculation Agent means, in respect of a Trust, the person appointed to act in that capacity under the Agency Agreement for that Trust.

                    Cash includes Cheques and the electronic transfer of funds.

                    Charge means, in respect of a Trust, the charge granted under the Deed of Charge for that Trust.

                    Cheque means a cheque, bank cheque or payment order.

                    Class has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Clearing Agency Participant means a broker, dealer, bank, other financial institution or other person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                    Clearing System means either Clearstream-Luxembourg, Austraclear, Euroclear or DTC, as the case may be.

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                    Clearstream - Luxembourg means Clearstream Banking,
                    societe anonyme, a limited liability company organised under the laws of Luxembourg.

                    Closing Date has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Code of Banking Practice means the code so entitled adopted by the Seller and issued by the Australian Bankers Association in November 1993.

                    Collateral Security means, in respect of a Housing Loan:

                    (a)  any:

                         (i) Encumbrance; or

                         (ii) guarantee, indemnity or other assurance,

                         which, in either case, secures or otherwise provides for the repayment or payment of the amount owing under the Housing Loan, but does not include, in either case, the Mortgage relating to the Housing Loan;

                    (b) any policy of Lender's Mortgage Insurance (both present and future) in respect of the Housing Loan; or

                    (c) any policy of Property Insurance (both present and future) in respect of the relevant Land.

                    A Collateral Security referred to in paragraph (a) may be given under the same document that evidences the Housing Loan to which that Collateral Security relates.

                    Collections Account means, in respect of a Trust, the account opened and maintained by the Issuer Trustee in accordance with clause 22.3 of the Master Trust Deed and the Supplemental Deed for that Trust which bears a designation clearly indicating that the funds deposited therein are held for the benefit of that Trust.

                    Collection Period means, in respect of a Trust, the period defined in the Supplemental Deed for that Trust.

                    Collections has, in respect of a Trust, the meaning given to it in the Supplemental Deed for that Trust.

                    Competent Authority means a court, tribunal, authority, ombudsman or other entity whose decision, finding, orders, judgments or determinations (howsoever reached) are binding on the Seller, the Depositor, the Issuer Trustee, the Security Trustee or the Servicer.

                    Conditions means, in respect of a Trust, the terms and conditions for any Bearer Notes issued for that Trust, as annexed to the Note Trust Deed for that Trust (if any).

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                    Consumer Credit Code means, as applicable, the Consumer
                    Credit Code set out in the Appendix to the Consumer Credit (Queensland) Act 1994 as in force or applied as a law of any jurisdiction of Australia or the provisions of the Consumer Credit Code set out in the Appendix to the Consumer Credit (Western Australia) Act 1996 or the provisions of the Consumer Credit Code set out in the Appendix to the Consumer Credit Code (Tasmania) Act 1996.

                    Control of a corporation includes the possession directly or indirectly of the power, whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights, directly or indirectly to control the membership of the board of directors of the corporation or to otherwise directly or indirectly direct or cause the direction of the management and policies of that corporation whether by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of that corporation or otherwise.

                    Counsel's Opinion means one or more written opinions of legal counsel (who may, except as otherwise expressly provided in this deed, be employees or counsel of the Issuer Trustee or the Global Trust Manager) acceptable to the Note Trustee of the relevant Trust which:

                    (a) are addressed to the Note Trustee of the relevant Trust (and which may also be addressed to other persons);

                    (b) are in a form satisfactory to, and are subject to such qualifications and assumptions as are acceptable to, the Note Trustee of the relevant Trust; and

                    (c)  comply, where applicable, with the TIA,

                    and which state, in the opinion of the legal counsel, the matter to be opined upon.

                    Counterparty, in respect of a Derivative Contract, means the party (other than the Issuer Trustee and the Global Trust Manager) under that Derivative Contract.

                    Coupon means, in respect of a Note, the interest payable to the Noteholder which is calculated at a rate of interest and based on the principal amount outstanding in accordance with the terms of issue of the relevant Note.

                    Credit Acts means:

                    (a) the Credit Act 1984 (NSW) and its equivalent in every other State and Territory of Australia;

                    (b)  the Consumer Credit Act 1972-1983 (SA);

                    (c)  the Consumer Credit Code; and

                    (d)  any of the above, as the context requires.


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                    Current Rating Agency means, in relation to Notes, such
                    internationally recognised rating agencies which have been requested by the Global Trust Manager to rate the relevant Notes and which have been advised by the Global Trust Manager to the Issuer Trustee and the Security Trustee.

                    Cut-Off Date means in respect of:

                    (a) a Housing Loan acquired by a Trust pursuant to a Secondary Sale Agreement and a Secondary Offer to Sell, the date specified in the relevant Secondary Offer to Sell as the date on which the Housing Loan is selected for acquisition by the Issuer Trustee in respect of a Trust, with the actual transfer occurring on the Closing Date; or

                    (b) a Housing Loan of a Trust which is transferred to another Trust, the date (if any) specified in the relevant Receivables Transfer Direction.

                    Debtor means, in relation to a Mortgage Loan, the person who is obliged to make payments with respect to that Mortgage Loan, whether as a principal or secondary obligation (and in respect of a Housing Loan means the person who is the account debtor under that Housing Loan), and includes, where the context requires, any other person obligated to make payments with respect to that Mortgage Loan (including any mortgagor or guarantor).

                    Deed of Charge means, in respect of a Trust, the deed with those words and the name of that Trust in its title and made between the Issuer Trustee, the Global Trust Manager, the Security Trustee and the Note Trustee in respect of that Trust.

                    Deed of Delegation means a deed pursuant to which the Global Trust Manager authorises any person or persons to act as its delegate in accordance with clause 14.4 of the Master Trust Deed.

                    Defaulted Housing Loan means a Housing Loan in respect of which the Debtor fails to make a principal and interest payment 31 days or more following the date due for payment under the related Loan Agreement.

                    Definitive Note means a Note issued or to be issued, as the case may be, by the Issuer Trustee in respect of a Trust in accordance with the Note Trust Deed and the Conditions for that Trust.

                    Depositor means [          ].

                    Depository means each organisation registered as a clearing agency pursuant to section 17A of the Exchange Act that agrees with the Global Trust Manager and the Issuer Trustee to hold Bearer Notes (directly or through a nominee) and initially means DTC.

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                    Derivative Contract means any interest rate swap, currency swap, forward rate agreement, cap, collar, floor or other rate or price protection transaction or agreement, any option with respect to any such transaction or agreement, or any combination of such transactions and agreements or similar arrangements entered into by the Issuer Trustee in connection with:

                    (a)  Notes issued in respect of a Trust; or

                    (b)  any Asset of a Trust.

                    Determination Date means, in respect of a Trust, the date specified in the Supplemental Deed for that Trust.

                    Distribution Date means, in respect of a Trust, 30 September of each year and (if the Global Trust Manager elects and notifies the Issuer Trustee) any other day of any month.

                    Distribution Period means, in respect of a Trust, the period from the commencement of a Trust until the first Distribution Date and thereafter the period commencing on the day after a Distribution Date and ending on the next Distribution Date. The last Distribution Period will end on the Termination Date of the relevant Trust.

                    Document Custody Audit Report has the meaning given to it in clause 4.5 of the Servicing Agreement.

                    Dollars, A$ and $ means the lawful currency for the time being of Australia.

                    DTC means The Depositary Trust Company or any other person appointed by DTC.

                    DTC Letter of Representations means the DTC Letter of Representations in respect of a Trust.

                    Eligible Bank means a bank that has a rating equivalent to or higher than:

                    (a)  in the case of S&P, A-1+;

                    (b)  in the case of Moody's, P-1;

                    (c)  in the case of Fitch, F1+; and

                    (d)  an equivalent rating from another Current Rating
                         Agency.

                    If the Notes in respect of the relevant Trust are not rated, then Eligible Bank has the same meaning as Bank.

                    Eligible Trust Corporation means any person eligible for appointment as an institutional trustee under an indenture to be qualified pursuant to the TIA as prescribed in section 310(a) of the TIA.

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                    Encumbrance means any Security Interest, notice under
                    section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under section 74 of the Sales Tax Assessment Act 1992 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, profit a prendre, easement, restrictive covenant, equity interest, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, and any agreement to create any of them or allow them to exist in favour of any person other than the Security Trustee.

                    Euroclear means Euroclear Clearance System Societe Cooperative, a Belgian cooperative corporation.

                    Event of Default has, in respect of a Trust, the meaning given to it in the Deed of Charge referable to that Trust.

                    Exchange Act means the Securities Exchange Act of 1934 of the United States of America.

                    Exchange Date means the date on which Book-Entry Notes may be exchanged for Definitive Notes under the relevant Note Trust Deed.

                    Extraordinary Resolution means:

                    (a) in relation to Voting Secured Creditors or a Class of Voting Secured Creditors, a resolution passed at a meeting of the Voting Secured Creditors or the Class of the Voting Secured Creditors held in accordance with the provisions of the Master Security Trust Deed by:

                        (i) a majority of not less than 75% of the votes of such Voting Secured Creditors or Class of Voting Secured Creditors capable of being cast on it; or

                        (ii) a written resolution signed by all of such Voting Secured Creditors or Class of Voting Secured Creditors; and

                    (b) in relation to Noteholders of a Trust, a resolution passed at a meeting of the Noteholders held in accordance with the provisions of the Master Trust Deed and the Note Trust by:

                        (ii) a majority of not less than 75% of the votes of such Noteholders capable of being cast on it; or

                        (iii) a written resolution signed by all of such
                              Noteholders.

                    Face Value means, at any time:

                    (a) in respect of a Note in bearer form, the amount expressed to be its face value on the face of the Note; and

                    (b) in respect of a Note not in bearer form, the amount entered in the Register as its face value.

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                    Final Maturity Date means, in respect of a Note of a
                    Trust, the date specified as such in the Supplemental Deed for that Trust.

                    Financial Year means, in respect of a Trust, a year ending on the 30th day of September in any year, or that part of such a year occurring at the commencement or termination of the Trust.

                    Fitch means Fitch Australia Pty Limited.

                    Global Trust Manager means, in respect of a Trust, National Global MBS Manager Pty Ltd (ABN 36 102 668 226), or any other person acting as the manager of the Trust, and includes the Issuer Trustee when acting as the manager.

                    Global Trust Manager's Default means:

                    (a)  the Global Trust Manager fails:

                        (i)   to make any payment required by it;

                        (ii) to provide the Reporting Statement to the Issuer Trustee within the time period specified in a Transaction Document;

                        (iii) to allocate amounts received in respect of the
                              Housing Loans to the appropriate Collections
                              Account; or

                        (iv) to direct the Issuer Trustee to pay the amounts payable to the Secured Creditors of a Trust within the time period specified in a Transaction Document,

                         and in each case that failure is not remedied within 10 Business Days of receipt from the Issuer Trustee of notice of that failure;

                    (b) an Insolvency Event has occurred and is continuing in relation to the Global Trust Manager;

                    (c) the Global Trust Manager breaches any obligation or duty imposed on the Global Trust Manager under the Master Trust Deed, any other Transaction Document or any other deed, agreement or arrangement entered into by the Global Trust Manager under the Master Trust Deed in relation to the Trust, the Issuer Trustee reasonably believes that such breach has an Adverse Effect and the breach is not remedied within 30 days' notice being given by the Issuer Trustee to the Global Trust Manager, except in the case of reliance by the Global Trust Manager on the information provided by, or action taken by, the Servicer, or if the Global Trust Manager has not received information from the Servicer which the Global Trust Manager requires to comply with the obligation or duty; or

                    (d) a representation, warranty or statement by or on behalf of the Global Trust Manager in a Transaction Document or a document provided under or in connection with a Transaction Document is not true in a material respect or is misleading when
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                         repeated and is not remedied to the Issuer Trustee's
                         reasonable satisfaction within 90 days after notice from the Issuer Trustee where, as determined by the Issuer Trustee, it has an Adverse Effect.

                    Governmental Agency means any government, whether federal, state, territorial or local, and any minister, department, office, commission, delegate, instrumentality, agency, board, authority or organ thereof, whether statutory or otherwise.

                    GST means any goods and services tax, value added tax, retail turnover tax or similar tax payable, imposed, levied, collected, withheld or assessed by any Governmental Agency and includes any interest, expenses, fine, penalty or other charge payable or claimed in respect thereof.

                    HLIC means Housing Loans Insurance Corporation (ABN 61 071 466 334).

                    Housing Loan means:

                    (a) in respect of an Initial Sale Agreement, each housing loan sold, or to be sold (as the case may be), to the Depositor in accordance with an Initial Sale Agreement and any Initial Offer to Sell; or

                    (b) in respect of a Secondary Sale Agreement, each housing loan sold, or to be sold (as the case may be), to the Issuer Trustee in accordance with a Secondary Sale Agreement and any Secondary Offer to Sell.

                    Initial Offer to Sell means any offer of that title by the Seller in favour of the Depositor in respect of Mortgage Loans, dated on or about the date of the Initial Sale Agreement to which it relates and which is only capable of acceptance by the payment of a purchase price.

                    Initial Sale Agreement means any agreement so entitled between the Seller and the Depositor.

                    Insolvency Event means:

                    (a) in relation to the Issuer Trustee, in its personal capacity and as trustee of the Trust, the Global Trust Manager, the Servicer, the Seller, the Security Trustee, the Note Trustee, an Agent, a Debtor which is a body corporate or a Mortgage Insurer, the happening of any of the following events:

                        (i) an administrator of the relevant corporation is appointed;

                        (ii)  except for the purpose of a solvent
                              reconstruction or amalgamation, an application or an order is made, proceedings are commenced, a resolution is passed or
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                              proposed in a notice of proceedings or an
                              application to a court or other steps, (other than frivolous or vexatious applications, proceedings, notices and steps), are taken for the winding up, dissolution or administration of the relevant corporation;

                        (iii) the relevant corporation enters into an
                              arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them, except in the case of the Issuer Trustee where this occurs in relation to another trust of which it is the trustee;

                        (iv) the relevant corporation ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets;

                        (v) the relevant corporation is, or under applicable legislation is taken to be, unable to pay its debts, other than as the result of a failure to pay a debt or claim the subject of a good faith dispute, or stops or suspends or threatens to stop or suspend payment of all or a class of its debts, except in the case of the Issuer Trustee where this occurs in relation to another trust of which it is the trustee;

                        (vi)  a receiver, receiver and manager or
                              administrator is appointed, by the relevant corporation or by any other person, to all or substantially all of the assets and undertaking of the relevant corporation or any part thereof, except in the case of the Issuer Trustee where this occurs in relation to another trust of which it is the trustee; or

                        (vii) anything analogous to any of the events
                              specified above or having a substantially similar effect occurs in relation to the relevant corporation; and

                    (b) in respect of a Debtor which is not a body corporate, upon the happening of any of the following events:

                        (i) the death, mental incapacity or bankruptcy of the Debtor (including without limitation the occurrence of an "act of bankruptcy" (as defined in section 40 of the Bankruptcy Act 1966 (Cwth) with respect to the Debtor) or the appointment of a receiver, trustee or other official in respect of all or any part of the assets of the Debtor;

                        (ii) such Debtor has a security granted by them enforced against them;

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                        (iii) the Debtor is otherwise unable to pay its debts
                              when they fall due; or

                        (iv) anything analogous to or having a substantially similar effect to the event referred to above happens under the law of any applicable jurisdiction.

                    Interest Amount has, in respect of a Trust, the meaning (if any) given to it in the Conditions of the Bearer Notes issued in respect of that Trust or, in respect of Registered Notes, in the Supplemental Deed in respect of that Trust (as the case may be).

                    Interest Period has, in respect of a Trust, the meaning (if any) given to it in the Conditions of the Bearer Notes issued in respect of that Trust or, in respect of Registered Notes, in the Supplemental Deed in respect of that Trust (as the case may be).

                    Interest Rate has, in respect of a Trust, the meaning (if any) given to it in the Conditions of the Bearer Notes issued in respect of that Trust or, in respect of Registered Notes, in the Supplemental Deed in respect of that Trust (as the case may be).

                    Interested Persons means a collective reference to the Issuer Trustee, the Noteholders, the Note Owners, the Global Trust Manager and all persons claiming through them and Interested Person means a several reference to all Interested Persons.

                    Invested Amount has, in respect of a Note, the meaning given to it in the relevant Supplemental Deed.

                    Issue means the proposed issue of a Note by the Issuer Trustee of a Trust in accordance with the terms of the Master Trust Deed.

                    Issue Date, in respect of a Note, means the date of issue of the Note.

                    Issue Notice means in respect of a Trust, a notice substantially in the form of schedule 3 of the Master Trust Deed.

                    Issue Price means, in respect of a Note, the subscription price for the Note.

                    Issuer Trustee means Perpetual Trustee Company Limited (ABN 42 000 001 007) or any other person acting as the trustee of the Trusts, and includes the Global Trust Manager when acting as the trustee of the Trusts.

                    Issuer Trustee Default means:

                    (a) an Insolvency Event has occurred and is continuing in relation to the Issuer Trustee;

                    (b) any action is taken or any event occurs in relation to the Issuer Trustee in its personal capacity which causes an Adverse Rating Effect;

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                    (c)  the Issuer Trustee, or any employee, delegate, agent
                         or officer of the Issuer Trustee (for whom the Issuer Trustee is responsible under a Transaction Document or otherwise), breaches any obligation or duty imposed on the Issuer Trustee under any Transaction Document in relation to the Trust where the Global Trust Manager reasonably believes it may have an Adverse Effect and the Issuer Trustee fails or neglects after 30 days' notice from the Global Trust Manager to remedy that breach;

                    (d) the Issuer Trustee merges or consolidates with another entity without obtaining the consent of the Global Trust Manager and ensuring that the resulting merged or consolidated entity assumes the Issuer Trustee's obligations under the Transaction Documents; or

                    (e) there is a change in effective Control of the Issuer Trustee from that existing on the date of the Master Trust Deed unless approved by the Global Trust Manager.

                    Junior Notes has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Junior Noteholders has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Land means:

                    (a) land located in any state or territory of the Commonwealth of Australia (including tenements and hereditaments corporeal and incorporeal and every estate and interest in it whether vested or contingent, freehold or Crown leasehold, and whether at law or in equity) wherever situated and including any fixtures to land; and

                    (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian jurisdiction.

                    Lender's Mortgage Insurance means insurance in favour of the Seller in respect of a Housing Loan provided by either GE Mortgage Insurance Pty Limited (formerly known as Housing Loans Insurance Corporation Pty Ltd), GE Capital Mortgage Insurance Corporation (Australia) Pty Limited, PMI Mortgage Insurance Limited or another Mortgage Insurer to protect the Seller against any shortfall between the net sale proceeds of any Land the subject of a Mortgage and the total amount owing by the relevant Debtor or Debtors to the Seller under the Housing Loan.

                    Liabilities means in respect of a Trust, all liabilities of a Trust (including liabilities accrued but not yet paid and fees and expenses payable in accordance with clause 26 of the Master Trust Deed and the relevant Supplemental
                    Deed) and any provision which the Global Trust


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                    Manager decides in consultation with the Auditor should be taken into account in determining the liabilities of the Trust.

                    Liquidity Facility means, in respect of a Trust, the facility provided in respect of that Trust by the Liquidity Facility Provider of that Trust under the Liquidity Facility Agreement for that Trust.

                    Liquidity Facility Agreement means, in respect of a Trust, the agreement with those words and the name of that Trust in its title and entered into between the Trustee, the Global Trust Manager and the Liquidity Facility Provider for that Trust.

                    Liquidity Facility Provider means, in respect of a Trust, the person acting as such under the Liquidity Facility Agreement for that Trust.

                    Loan Agreement means, in relation to a Housing Loan, such of the following as evidence the obligation of an Debtor to repay that Housing Loan and the other terms of that Housing Loan:

                    (a) the relevant Mortgage, the relevant letter of offer or both countersigned or accepted in writing by the Debtor; or

                    (b)  any other agreement,

                    as such may be amended or replaced from time to time.

                    Loan Files means, in respect of a Housing Loan, such books, records, paper and electronic files (whether originals or copies) relating to that Housing Loan (other than the Mortgage Title Documents) which the Seller has in its custody.

                    LVR means loan to value ratio and in respect to a Housing Loan is expressed as a percentage and calculated by dividing the Outstanding Principal Balance of the Housing Loan as at the Acceptance Date by the value of the Land secured by the Mortgage as set out in any valuation report obtained prior to the Acceptance Date in respect of the Housing Loan or, in the absence of a valuation report, as determined by the Seller in accordance with its credit policies.

                    Master Security Trust Deed means the deed entitled "National RMBS Trusts Master Security Trust Deed" dated on or about the date of this deed between the Issuer Trustee, the Security Trustee, the Global Trust Manager and the Note Trustee (as amended from time to time). In Transaction Documents other than the Master Security Trust Deed and any Deed of Charge, a reference to the Master Security Trust Deed is a reference to the Master Security Trust Deed as varied or amended by the Deed of Charge in respect of the relevant Trust and incorporating any additional provisions contained in the relevant Deed of Charge.

                    Master Trust Deed means the deed entitled "National RMBS Trusts Master Trust Deed" dated on or about the date of this deed between the Global Trust Manager and the Issuer Trustee (as amended from time to time). In Transaction Documents other than the Master Trust Deed and
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                                                                              17
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                    any Supplemental Deed, a reference to the Master Trust
                    Deed is a reference to the Master Trust Deed as varied or amended by the Supplemental Deed in respect of the relevant Trust and incorporating any additional provisions contained in the relevant Supplemental Deed.

                    Material Adverse Effect means:

                    (a) in respect of a party, a material adverse effect on the ability of the relevant party to meet its obligations under any Transaction Document; or

                    (b) an event which will materially and adversely effect the enforceability or recoverability of more than 5% (by number) of the Housing Loans.

                    Meeting Provisions means the provisions relating to meetings of the relevant Noteholders set out in the relevant Note Trust Deed.

                    Monetary Rights means, with respect to any Housing Loan, all moneys, present and future, actual or contingent, owing at any time in respect of or in connection with such Housing Loans, including all principal, interest, reimbursable costs and expenses and any other amounts incurred by or payable to the Seller including any payments made by the Seller on behalf of the Debtor in relation to the Housing Loans, irrespective of whether:

                    (a) such amounts become due and payable before or after the date of assignment for such Housing Loans; and

                    (b) such amounts relate to advances made or other financial accommodation provided by the Seller to the Debtor before or after the date of assignment for such Housing Loans.

                    Moody's means Moody's Investors Service Inc.

                    Mortgage, in relation to a Housing Loan, means each registered mortgage over Land situated in the Commonwealth of Australia, as securing, amongst other things, the repayment of the Housing Loan and the payment of interest and all other moneys in respect of the Housing Loan, notwithstanding that by its terms the mortgage may secure other liabilities to the Seller.

                    Mortgage Insurance Policy means any mortgage insurance policy (including, without limitation, any Lender's Mortgage Insurance and mortgage pool insurance policy but excluding any Property Insurance) issued or assigned to the Issuer Trustee or under which the Issuer Trustee has an interest in respect of a Mortgage Loan against losses.

                    Mortgage Insurer has, in respect of a Trust, the meaning given to it in the Supplemental Deed for that Trust.

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                    Mortgage Loans means the entire right, title and interest
                    of the Seller in, to and under the Housing Loans, Mortgages and Collateral Securities including, without limitation:

                    (a) all moneys, present and future, actual or contingent, owing at any time in respect of or in connection with such Housing Loan (including, without limitation, the Monetary Rights in respect of, or in connection with, such Housing Loans) under or in connection with the relevant Mortgage Title Documents;

                    (b) the right to payment of all principal, interest and other moneys due, owing or payable by any Debtor;

                    (c) the benefit of any warranties, undertakings or other obligations of any Debtor;

                    (d) the right to take any action permitted by the terms of the Housing Loans, Mortgages and Collateral Securities.

                    Mortgage Title Documents means with respect to any Housing
                    Loan:

                    (a) the certificate or other indicia of title (if any) in respect of the Land the subject of the Mortgage in relation to the Housing Loan;

                    (b) the original or duplicate Mortgage documents in relation to the Housing Loan;

                    (c) the original or duplicate of the Collateral Securities documents in relation to the Housing Loan;

                    (d) any policy of Lender's Mortgage Insurance and Property Insurance (or certificate of currency for the policy of Lender's Mortgage Insurance and Property Insurance) held by the Seller in respect of the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (e) any valuation report obtained in connection with the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (f) any agreement of priority or its equivalent in writing entered into in connection with the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (g) the Loan Agreement (if other than a Mortgage) relating to the Housing Loan; and

                    (h)  all other documents required to evidence:

                        (i) in respect of an Initial Sale Agreement, the Seller's or the Depositor's interest in the above Land, the above Housing Loan, the above Mortgage, or the above Collateral Securities; or

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                                                                              19
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                        (ii)  in respect of an Secondary Sale Agreement, the
                              Seller's or the Issuer Trustee's interest in the above Land, the above Housing Loan, the above Mortgage, or the above Collateral Securities,

                    and, for the avoidance of doubt, "Mortgage Title Documents" includes any amendment or replacement of such documents and any such document which is entered into, and under which rights arise, after any sale of the relevant Housing Loan by the Seller to the Depositor (in the case of an Initial Sale Agreement) and by the Depositor to the Issuer Trustee (in the case of a Secondary Sale Agreement).

                    Net Annual Income means the net income with respect to a Trust under the provisions of the Tax Act (or any similar provision of any replacement Act) for a Financial Year.

                    Net Asset Value means the value of the Net Assets of a Trust.

                    Net Assets means the Assets of a Trust less its Liabilities.

                    Net Trust Income means the amount calculated under clause
                    21.2 of the Master Trust Deed with respect to a Trust for a Financial Year.

                    Noteholder means in respect of a Note, the bearer or the Note Owner for the time being (if the Note is in bearer form) of the Note, or the person for the time being registered on the Register as the holder of the Note (if the Note is not in bearer form).

                    Note Owner means, with respect to a Book-Entry Note, the person who is the beneficial owner of such Book-Entry Note, as reflected in the books of the Depository or in the books of a person maintaining an account with the Depository (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Depository).

                    Note Register means, in respect of Bearer Notes for a Trust, the register maintained in respect of those Bearer Notes in accordance with the Note Trust Deed for that Trust.

                    Note Registrar means, in respect of Bearer Notes for a Trust, the person acting as the note registrar under and in accordance with the Agency Agreement for that Trust.

                    Note Trust means the trust constituted under the Note Trust Deed.

                    Note Trust Deed means, in respect of a Trust, the deed (if any) with the words "Note Trust Deed" and the name of the Trust in its title dated on or about the date of the Supplemental Deed for the Trust between the Issuer Trustee, the Global Trust Manager and the Note Trustee for that Trust.

                    Note Trustee means, in respect of a Trust, the person specified as such in the Note Trust Deed for that Trust.

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                    Note Trust Fund means, in respect of a Trust:

                    (a) the Note Trustee's rights, remedies and powers under the Note Trust Deed for that Trust, the Master Security Trust Deed, the Deed of Charge for that Trust and each other Transaction Document to which the Note Trustee is expressed to be a party in respect of that Trust;

                    (b) the Note Trustee's right, title and interest as beneficiary of the Security Trust in respect of that Trust; and

                    (c) any other property and benefits which the Note Trustee holds on trust for the Noteholders of that Trust under the Note Trust Deed for that Trust.

                    Notes means the debt securities issued in respect of a Trust in accordance with the Master Trust Deed, the Supplemental Deed for that Trust and the Note Trust Deed for that Trust in order to raise the funds required to originate or acquire Housing Loans, Mortgages and Collateral Securities and includes either:

                    (a)  Registered Notes; or

                    (b)  Bearer Notes,

                    and as specifically referred to in the Supplemental Deed for that Trust.

                    Notice of Creation of Trust means, in respect of a Trust, a notice in the form of Schedule 1 to the Master Trust Deed and lodged with the Issuer Trustee by the Global Trust Manager in accordance with clause 3.1 of the Master Trust Deed.

                    Other Secured Liability means, in respect of a Mortgage or Collateral Security, any financial accommodation (other than the Housing Loan or Housing Loans to which that Mortgage or Collateral Security relates) provided by the Seller, the payment or repayment of which is secured by a Mortgage, Collateral Security or an Encumbrance which is assigned to a Trust.

                    Outstanding Principal Balance means, in relation to a Housing Loan, the outstanding principal balance including any interest or other charges which are unpaid and have been capitalised to the Debtor's account.

                    Paying Agent means, in respect of a Trust, each person specified as such in the Agency Agreement for that Trust.

                    Payment Date means, in respect of a Trust, the date or dates specified as such in the Supplemental Deed for that Trust.

                    Payment Modification means, in respect of a Trust, any alteration, addition or revocation of any provision of a Transaction Document for that Trust or the Notes (including the Conditions, as applicable) of that Trust which affects:

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                                                                              21
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                    (a)  the amount, timing, place, currency or manner of
                         payment of principal or interest in respect of the Notes including, without limitation, any modification to the Stated Amount, Invested Amount, interest rate or maturity date of the Notes, any relevant
                         Conditions or any provisions which specify the order of application of the cashflows of that Trust
                         (whether before or after the occurrence of an Event of Default) or which would impair the rights of Noteholders to institute suit for enforcement of such payment on or after the due date for such payment;

                    (b) the definition of "Extraordinary Resolution" (insofar as it relates to any Notes or any Class of Notes), any provision of a Transaction Document which is specified in the Conditions for the relevant Class of Notes or the circumstances in which the consent or direction of an Extraordinary Resolution of a Class of Noteholders is required;

                    (c) the provisions of the Supplemental Deed for that Trust that specify the order in which the proceeds of enforcement of the Deed of Charge in respect of that Trust are to be applied; and

                    (d) the requirements for altering, adding to or revoking any provision of the Note Trust Deed or the Notes (including the Conditions) for that Trust.

                    Payment Period in respect of a Trust has the meaning (if any) given to that term in the Supplemental Deed for the Trust.

                    Power of Attorney means an irrevocable power of attorney in such form as is agreed to by the Depositor and the Issuer Trustee which is given by the Seller in favour of the Depositor and the Issuer Trustee.

                    Privacy Act means the Privacy Act 1988 (Commonwealth).

                    Property Insurance means insurance over the improvements on the Land:

                    (a)  against fire and other usual risks;

                    (b) for an amount at least equal to the market value of the improvements on the Land; and

                    (c)  noting the Seller's interest as legal mortgagee.

                    Proxy means a person named as such in a Block Voting Instruction.

                    Purchase Price has the meaning:

                    (a) in respect of an Initial Sale Agreement, given to it in the relevant Initial Offer to Sell;

                    (b) in respect of a Secondary Sale Agreement, given to it in the relevant Secondary Offer to Sell; or

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                                                                              22
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                    (c)  in respect of any other matter, the meaning (if any)
                         given to it in the relevant Supplemental Deed.

                    Purchased Mortgage Loan means, in respect of a Trust, a Mortgage Loan which is purchased by the Issuer Trustee in respect of that Trust from time to time. For the avoidance of doubt, a Purchased Mortgage Loan does not include any Other Secured Liability.

                    Qualifying Debtor means a Debtor which:

                    (a) is not a Debtor in respect of a Defaulted Housing Loan; and

                    (b) is not dead, bankrupt, insane or the subject of an Insolvency Event,

                    and any other person which, notwithstanding this definition, the Depositor (in the case of an Initial Sale Agreement) or the Issuer Trustee (in the case of an Secondary Sale Agreement) approves and notifies in writing to the Seller and the Issuer Trustee or the Depositor (as the case may be) as being a "Qualifying Debtor".

                    Qualifying Mortgage Loan means a Mortgage Loan which satisfies the eligibility criteria set out in the Annexure to the Initial Sale Agreement and a Secondary Sale Agreement.

                    Realised Loss means, in respect of a Mortgage Loan for a Collection Period, the amount (if any) by which the Unpaid Balance of the related Housing Loan, together with the enforcement expenses relating to the Mortgage Loan, exceeds all amounts recovered from the enforcement of the Mortgage Loan (but including any amount received in respect of any Mortgage Insurance Policy).

                    Receivables Transfer Direction means the document so entitled, in the form of Schedule 2 of the Master Trust Deed, issued to the Issuer Trustee in accordance with clause 5.2 of the Master Trust Deed.

                    Receiver means a person or persons appointed under or by virtue of the Master Security Trust Deed and the Deed of Charge for a Trust as receiver or receiver and manager.

                    Record Date means the date which is 2 Business Days before a Payment Date.

                    Redraw Facility means, in respect of a Trust, the facility provided in respect of that Trust by the Redraw Facility Provider of that Trust under the Redraw Facility Agreement for that Trust.

                    Redraw Facility Agreement means, in respect of a Trust, the agreement with those words and the name of that Trust in its title and entered into between the Trustee, the Global Trust Manager and the Redraw Facility Provider for that Trust.

                    Redraw Facility Provider means, in respect of a Trust, the person acting as such under the Redraw Facility Agreement for that Trust.

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                                                                              23
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                    Register means in respect of Registered Notes issued in
                    respect of a Trust, the register of Registered Noteholders maintained by the Issuer Trustee in accordance with the Master Trust Deed and the relevant Supplemental Deed.

                    Registered Noteholder means the holder of a Registered
                    Note.

                    Registered Notes means Notes, the details of which are entered in the Register.

                    Related Entity of an entity means another entity which is related to the first within the meaning of section 50 of the Corporations Act or is in any economic entity (as defined in any approved accounting standard) which contains the first.

                    Relevant Acquirer has the meaning given to it in clause 5.2(b) of the Master Trust Deed.

                    Relevant Parties has the meaning (if any) in respect of a Trust as set out in the Supplement Deed for that Trust.

                    Relevant Secured Property means, in respect of a Trust, the Secured Property of that Trust over which the relevant Charge has taken effect as a fixed charge where previously that Charge had taken effect over that Secured Property as a floating charge.

                    Reporting Statement means the statement to be provided by the Global Trust Manager on or about each Determination Date in respect of the immediately preceding Collection Period, in such form and content as may be agreed between the Global Trust Manager, the Issuer Trustee and each Current Rating Agency from time to time, setting out such details (if any) as are specified in the relevant Supplemental Deed.

                    Repurchase Price means, in relation to a Housing Loan, the then current fair market value of such Housing Loan (taking into account applicable insurance proceeds and other available resources).

                    Required Credit Rating has, in respect of a Trust, the meaning set out in the relevant Supplemental Deed.

                    Residual Capital Unit means, in respect of a Trust, the unit or units identified as such in the Supplemental Deed for that Trust.

                    Residual Capital Unitholder means, in respect of a Trust, the residual capital beneficiary or residual capital beneficiaries of that trust.

                    Residual Income Unit means, in respect of a Trust, the unit or units identified as such in the Supplemental Deed for that Trust.

                    Residual Income Unitholder means, in respect of a Trust, the residual income beneficiary or residual income beneficiaries of that trust.

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                                                                              24
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                    Resolution means:

                    (a)  a resolution passed at a meeting:

                        (i) on a show of hands, by the required majority or percentage, as the case may be, of persons present and voting, in person or by proxy; or

                        (ii) if a poll is duly demanded, by the persons holding the required majority of the Secured Moneys (in the case of a meeting of Secured Creditors) or percentage of the amount outstanding under the Notes (in the case of a meeting of Noteholders); or

                    (b) where the law allows, a resolution in writing signed by persons holding the required majority of the Secured Moneys (in the case of a meeting of Secured Creditors) or percentage of Notes (in the case of a meeting of Noteholders).

                    S&P means Standard & Poor's Ratings Group.

                    SEC means the Securities and Exchange Commission of the United States of America, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this deed the SEC is not existing and performing the duties now assigned to it under the TIA, then the body performing those duties.

                    Secondary Offer to Sell means any offer of that title by the Depositor in favour of the Issuer Trustee in respect of Mortgage Loans, dated on or about the date of the Secondary Sale Agreement to which it relates and which is only capable of acceptance by the payment of a purchase price.

                    Secondary Sale Agreement means any agreement so entitled between the Depositor and the Issuer Trustee in respect of a Trust.

                    Secured Creditors means, in respect of a Trust, the person or persons identified as such in the Deed of Charge for that Trust including, but not limited to, the Noteholders, the Global Trust Manager, the Security Trustee, the Servicer, the Note Trustee, any Paying Agents, any Counterparty and any Support Facility Providers.

                    Secured Money has, in respect of a Trust, the meaning given to it in the Deed of Charge for that Trust.

                    Secured Property has, in respect of a Trust, the meaning given to it in the Deed of Charge for that Trust.

                    Security Interest means any bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, title retention arrangement, trust or power, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation.

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                    Security Provider means the provider of a Collateral
                    Security or Mortgage.

                    Security Trust means, in respect of a Trust, the interest (including without limitation by way of trust and charge) created by a Deed of Charge for that Trust.

                    Security Trust Fund means the amount held by the Security Trustee under clause 2.1 of the Master Security Trust Deed in respect of a Security Trust together with any other property and benefits which the Security Trustee receives, has vested in it or otherwise acquires to hold on the terms of the Master Security Trust Deed including, without limitation, all the right, title and interest of the Security Trustee in connection with the Deed of Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Deed of Charge in respect of that Security Trust.

                    Security Trustee means P.T. Limited (ABN 67 004 454 666) or any other person acting as security trustee under the Master Security Trust Deed (but does not include the Global Trust Manager unless the Global Trust Manager has been actually appointed as Security Trustee under the relevant Deed of Charge).

                    Seller means National Australia Bank Limited (ABN 12 004 044 937) or any other person who is approved by the Global Trust Manager to be a "Seller" for the purposes of a Trust.

                    Seller Trust means, in respect of a Trust, the trust in favour of the Seller constituted under the Supplemental Deed for that Trust.

                    Seller Trust Assets means the assets from time to time of a Seller Trust.

                    Senior Note has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Senior Noteholder has, in respect of a Trust, the meaning (if any) given to it in the Supplemental Deed for that Trust.

                    Servicer means, in respect of a Trust, the relevant Servicer or any other person acting as the servicer of the Mortgage Loan of a Trust.

                    Servicer Termination Event means an event as described in clause 3.1 of the Servicing Agreement.

                    Servicer's Statement means the statement prepared for the Global Trust Manager by the Servicer on each Determination Date for each Trust pursuant to clause 2.9 of the Servicing Agreement.

                    Servicing Agreement means the agreement entitled "National RMBS Trusts Servicing Agreement" dated on or about the date of this deed between the Global Trust Manager, the Issuer Trustee and the Servicer (as amended from time to time).

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                                                                              26
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                    Servicing Procedures means the operational and servicing
                    procedures and policies adopted by the Servicer in accordance with its credit and risk policy (as amended from time to time).

                    Shared Security means any Security Interest, guarantee, indemnity or other form of assurance that by its terms secures the payment or repayment of any Housing Loan forming or to form part of the Assets of the Trust and any Other Secured Liability.

                    Specified Office in relation to:

                    (a) a Note Registrar, means the offices of that Note Registrar as specified in the Conditions or otherwise under the relevant Agency Agreement as the offices of the Note Registrar where surrenders of Notes for transfer, exchange, replacement or redemption will occur and where, in respect of one of such offices, the Note Register will be kept, as varied from time to time in accordance with the relevant Agency Agreement;

                    (b) a Paying Agent, means the office of that Paying Agent specified in the Conditions or otherwise under the relevant Agency Agreement as the office at which payments in respect of the Notes will be made, as varied from time to time in accordance with the relevant Agency Agreement; and

                    (c) a Calculation Agent, means the office of that Calculation Agent specified in the Conditions or otherwise under the relevant Agency Agreement as the office at which the Calculation Agent will carry out its duties under the relevant Agency Agreement, as varied from time to time in accordance with the relevant Agency Agreement.

                    Stated Amount has, in respect of a Note, the meaning give to it in the relevant Supplemental Deed.

                    Substitute Note Trustee means, at any given time, the entity then appointed as Note Trustee under clause 18 of the Note Trust Deed.

                    Substitute Servicer means an entity appointed as Servicer under clause 3.5 of the Servicing Agreement.

                    Supplemental Deed means, in relation to a Trust, the deed executed or proposed to be executed (as the case may be) by the Issuer Trustee, the Global Trust Manager and others which, amongst other things, specifies provisions which are to apply in respect of that Trust in addition to those contained in the Master Trust Deed or, replacing or deleting provisions of the Master Trust Deed in respect of that Trust.

                    Support Facility means, in respect of a Trust:

                    (a) any security, support, right or benefit in support of or in substitution for an Asset, or the income or benefit arising from

                                                                              27
--------------------------------------------------------------------------------
                         them, or for the financial management or credit enhancement of the assets and liabilities of the Trust;

                    (b)  any Redraw Facility;

                    (c)  any Liquidity Facility;

                    (d) any other facility specified as a "support facility" in the Supplemental Deed for that Trust; and

                    (e)  any Mortgage Insurance Policy.

                    Support Facility Provider means a person who provides a Support Facility.

                    Tax includes any tax, levy, charge, impost, fee, deduction, stamp duty, financial institutions duty, bank account debit tax, GST or other tax or withholding of any nature, now or hereafter payable, imposed, levied, collected, withheld or assessed by any Governmental Agency and includes any interest, expenses, fine, penalty or other charge payable or claimed in respect thereof but does not include any tax on overall net income of the Issuer Trustee and Taxes and Taxation shall be construed accordingly.

                    Tax Act means the Income Tax Assessment Act 1936 (or any similar provision of any replacement Act).

                    Termination Date means, in respect of a Trust, the date determined under clause 3.2 of the Master Trust Deed as the termination date for that Trust.

                    TIA means the Trust Indenture Act of 1939 of the United States of America as in force at the date of the relevant Note Trust Deed or, if the relevant Note Trust Deed is first qualified under the Trust Indenture Act after the issue of the relevant Bearer Notes, as in force at the date of such qualification.

                    Title Perfection Event means in respect of a Trust:

                    (a) the Seller ceases to have a long term rating of at least BBB in the case of S&P, at least BBB in the case of Fitch and at least Baa2 in the case of Moody's;

                    (b) the occurrence of an Insolvency Event in respect of the Seller;

                    (c) the Seller or the Servicer fail to pay Collections in respect of that Trust to the Issuer Trustee or as the Issuer Trustee directs within 3 Business Days of the due date for payment;

                    (d) if the Seller in respect of that Trust is also the Servicer in respect of that Trust, a Servicer Termination Event occurs in respect of that Trust;

                                                                              28
--------------------------------------------------------------------------------
                    (e) if the Seller is a Counterparty under a basis swap agreement and/or a fixed swap agreement which is a Derivative Contract in respect of the Trust, the Seller fails to make any payment due under that Derivative Contract and such failure:

                        (i) has or will have, as reasonably determined by the Issuer Trustee, a Material Adverse Effect; and

                        (ii) is not remedied by the Seller within 20 Business Days (or such longer period as the Issuer Trustee may agree to) of notice thereof being delivered to the Seller by the Global Trust Manager or the Issuer Trustee;

                    (f) a representation, warranty or statement by or on behalf of the Seller in a Transaction Document in respect of that Trust or a document provided under or in connection with such Transaction Document is not true or is misleading when repeated and such false or misleading representation, warranty or statement:

                        (i) has or will have, as reasonably determined by the Issuer Trustee, a Material Adverse Effect; and

                        (ii) is not remedied by the Seller within 20 Business Days (or such longer period as the Issuer Trustee may agree to) of notice thereof being delivered to the Seller by the Global Trust Manager or the Issuer Trustee;

                    (g) where the Seller is also acting as the Servicer, and in that capacity, has custody of the Mortgage Title Documents in accordance with the Servicing Agreement, the Servicer fails to comply with its obligations under clause 4.8 of the Servicing Agreement; or

                    (h) any other event specified in the relevant Supplemental Deed, Initial Sale Agreement or Secondary Sale Agreement as a Title Perfection Event.

                    Transaction Documents has, in respect of a Trust, the meaning given to it in the Supplement Deed for that Trust.

                    Transfer means, in relation to a Mortgage, a duly executed land titles office transfer form in registrable form which, upon registration would be effective to transfer the legal title to that Mortgage to the Depositor (in the case of an Initial Sale Agreement) or the Issuer Trustee (in the case of a Secondary Sale Agreement).

                    Trust means a Trust constituted under the Master Trust Deed, a Notice of Creation of Trust and a Supplemental Deed.

                    Trust Expenses means in relation to a Trust and a Collection Period, the expenses in connection with the operation of the relevant Trust to be paid by the Global Trust Manager.

                                                                              29
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                    Trust Fund means in respect of a Trust, all assets and
                    amounts held by the Issuer Trustee under the Master Trust Deed in respect of that Trust together with any other property and benefits which the Issuer Trustee receives, has vested in it or otherwise acquires to hold on the terms of the Master Trust Deed in respect of that Trust.

                    UCC means the Uniform Commercial Code of the State of New York.

                    Unit means, in respect of a Trust, either a Residual Capital Unit or a Residual Income Unit issued in respect of that Trust.

                    Unitholder means, in respect of a Trust, either a Residual Capital Unitholder or a Residual Income Unitholder.

                    Unpaid Balance means, on any date in respect of a Housing Loan, the sum of:

                    (a) the Outstanding Principal Balance of that Housing Loan; and

                    (b) the unpaid amount of all taxes, fees, finance charges, interest payments and other amounts accrued on or payable under or in connection with that Housing Loan or the related Mortgage or other rights relating to the Housing Loan and which have not been capitalised to the Debtor's account in respect of the Housing Loan.

                    Valuer means an independent qualified valuer proposed by the Global Trust Manager and approved by the Issuer Trustee.

                    Vesting Date means, in respect of a Security Trust, the eightieth anniversary of the date of the Deed of Charge relating to that Security Trust.

                    Voting Certificate means a dated certificate in the English language issued by a Principal Paying Agent or a Paying Agent in which it is stated:

                    (a) that on the date of such certificate, relevant Bearer Notes (not being Bearer Notes in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate or any adjournment of that meeting) bearing specified series and serial numbers were deposited with the Principal Paying Agent or Paying Agent (or to its order at a bank or other depositary) and that the relevant Bearer Notes will not be released until the first to occur of:

                        (i) the conclusion of the meeting specified in such certificate or any adjournment of that meeting; and

                        (ii) the surrender of the Voting Certificate to the Principal Paying Agent or such Paying Agent which issued the same; and

                                                                              30
--------------------------------------------------------------------------------
                    (b) that the bearer of such certificate is entitled to attend and vote at that meeting or any adjournment of that meeting in respect of the Bearer Notes represented by such certificate.

                    Voting Entitlement means, on a particular date and in respect of a Trust, the number of votes which a Secured Creditor would be entitled to exercise if a meeting of Secured Creditors were held on that date, calculated as the number computed by dividing the Secured Money owing to that Secured Creditor in respect of that Trust on the relevant day by $10.

                    Voting Secured Creditor means, in respect of a Trust:

                    (a) for so long as the Secured Moneys of the Noteholders are 75% or more of the then total Secured Moneys:

                        (i) if any Senior Notes remain outstanding, the Note Trustee (or, if the Note Trustee has become bound to notify, or seek directions from, the related Senior Noteholders or to take steps and/or to proceed under the relevant Note Trust Deed and fails to do so as and when required by that Note Trust Deed and such failure is continuing, the related Senior Noteholders); or

                        (ii) if no Senior Note then remains outstanding, the Junior Noteholders; and

                    (b)  otherwise:

                        (i) if any Senior Note remains outstanding, the Note Trustee (or, if the Note Trustee has become bound to notify, or seek directions from, the related Senior Noteholders or to take steps and/or to proceed under the relevant Note Trust Deed and fails to do so as and when required by that Note Trust Deed and such failure is continuing, the related Senior Noteholders); and

                        (ii) each other then Secured Creditor (other than the Note Trustee and the Senior Noteholders).

                    Written Resolution means a written resolution signed by all Voting Secured Creditors.

               1.2 In the Transaction Documents, unless the contrary intention appears:

                    (a) a reference to any agreement, deed or document (and, where applicable, any of its provisions) is a reference to that agreement, deed or document as amended, varied, novated, supplemented or replaced from time to time;

                    (b) a reference to a statute (other than the TIA), ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                                                                              31
--------------------------------------------------------------------------------
                    (c)  the singular includes the plural and vice versa;

                    (d) the word "person" includes a firm, body corporate, an unincorporated association or an authority;

                    (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

                    (f) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

                    (g) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally (provided that an agreement, representation or warranty on the part of the Issuer Trustee or the Security Trustee binds it severally only);

                    (h) a reference to an accounting term is to be interpreted in accordance with the accounting standards under the Corporations Act, and, if not inconsistent with those accounting standards, generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate and over time;

                    (i) a reference to any thing (including, without limitation, the Secured Money, any other amount and the Secured Property) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

                    (j) a reference to any Transaction Document includes a reference to any applicable schedule of it;

                    (k) a reference to a time of day is a reference to that time in Melbourne;

                    (l) if an act prescribed under this deed to be done by a party on or by a given day is done after 5.00 pm on that day, it is to be taken to be done on the following day;

                    (m) the Issuer Trustee, the Security Trustee, the Note Trustee or the Global Trust Manager (as the case may be) will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer Trustee or the Security Trustee or the Note Trustee or the Global Trust Manager (solely in their capacity as officers of the Issuer Trustee, the Security Trustee, the Note Trustee or the Global Trust Manager, as the case may be) having day to day responsibility for the administration of the Trust, for the administration of the Security Trust or for the management of the Note Trust or the Trust (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or

                                                                              32
--------------------------------------------------------------------------------
                         grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default or any other type of default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default or default (as the case may be) and that those events or circumstances do constitute an Event of Default or default (as the case may be);

                    (n) a reference to a particular numbered Condition is to be read and construed as a reference to the relevant numbered Condition;

                    (o) all references to commissions, fees, disbursements, costs, charges or expenses includes any value added tax, goods and services tax, or similar tax charged or chargeable in respect thereof;

                    (p) all references to Notes shall, unless the context otherwise requires, include any Book-Entry Note representing such Notes;

                    (q) all references in a Transaction Document to DTC shall, wherever the context so permits, be deemed to include references to any additional or alternative clearing system approved by the Issuer Trustee, the Note Trustee and the Paying Agent;

                    (r) a certificate signed by or on behalf of the Note Trustee or an Agent or their respective solicitors about a matter or about a sum payable to that party in connection with a Transaction Document is sufficient evidence of the amount or any other factual matter stated in it unless the matter or sum is proved to be false;

                    (s) each party to a Transaction Document may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further or other exercise of that or an exercise of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise;

                    (t) any present or future legislation which operates to vary the obligations of the Issuer Trustee in connection with a Transaction Document with the result that the Note Trustee's or Agent's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law;

                    (u) the rights, powers and remedies provided in a Transaction Document are cumulative with and not exclusive of the rights,

                                                                              33
--------------------------------------------------------------------------------
                         powers or remedies provided by law independently of a Transaction Document;

                    (v) it is not necessary for the indemnified party to incur expense or make payment before enforcing a right of indemnity conferred by a Transaction Document; and

                    (w) time is of the essence of a Transaction Document in respect of an obligation of any party to pay money.

Headings
               1.3 Headings are inserted for convenience and do not affect the interpretation of any Transaction Document.

Business Day
               1.4 When the date on or by which any act, matter or thing is to be done is not a Business Day, such act, matter or thing shall be done on the next Business Day.

Issuer Trustee's capacity
               1.5 In each Transaction Document, except where provided to the contrary:

                    (a) a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of a particular Trust only, and in no other capacity; and

                    (b) a reference to the undertaking, assets, business, money or other thing of or in relation to the Issuer Trustee is a reference to the undertaking, assets, business, money or other thing of or in relation to the Issuer Trustee in the capacity referred to in paragraph (a).

Counterparts
               1.6 This definitions schedule may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

2    Issuer Trustee's Liability
--------------------------------------------------------------------------------
Limitation on Issuer Trustee's Liability
               2.1 The Issuer Trustee enters into each Transaction Document only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with a Transaction Document or a Trust is limited and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of Assets of the relevant Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of any Transaction Document (other than clause 2.3) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to a Transaction Document or a Trust.

                                                                              34
--------------------------------------------------------------------------------
Claims against Issuer Trustee
               2.2 In relation to any Trust, no person (including without limitation any Unitholder or Secured Creditor) other than the Issuer Trustee may sue the Issuer Trustee in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the Assets of the Trust), or a liquidator, an administrator or any similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the Assets of the Trust).

Breach of Trust
               2.3 The provisions of this clause 2 will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Master Trust Deed or Supplemental Deed in relation to the relevant Trust or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the Assets of the Trust, as a result of the Issuer Trustee's fraud, negligence or breach of trust.

Acts or omissions
               2.4 It is acknowledged that the Relevant Parties are responsible under the Transaction Documents in relation to the Trusts for performing a variety of obligations relating to the Trusts. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under any Transaction Document) will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of clause 2.3 to the extent to which the act or omission was caused or contributed to by any failure by a Relevant Party or any other person who provides services in respect of a Trust to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other such person regardless of whether or not the act or omission is purported to be done on behalf of the Issuer Trustee.

               2.5 No attorney, agent, receiver or receiver and manager appointed in accordance with any Transaction Document has authority to act on behalf of the Issuer Trustee in a way that exposes the Issuer Trustee to any liability in excess of that contemplated in this clause 2, and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of clause 2.3.

               2.6 The Issuer Trustee is not obliged to do anything or refrain from doing anything under or in connection with any Transaction Document (including incur a liability) unless the Issuer Trustee's liability is limited in the same manner as set out in this clause.

EXECUTED as a deed.

                                                                              35
--------------------------------------------------------------------------------
1    Schedule 1
--------------------------------------------------------------------------------

------------------------------ --------------------------- ---------------------------- ---------------------------
        Company Name                ABN/ARBN Number         Registered Office Address           Definition
------------------------------ --------------------------- ---------------------------- ---------------------------
Perpetual Trustee Company      ABN 42 000 001 007          Level 7, 39 Hunter Street,   ("Issuer Trustee")
Limited                                                    Sydney
------------------------------ --------------------------- ---------------------------- ---------------------------
National Global MBS Manager    ABN 36 102 668 226          Level 24, 500 Bourke         ("Global Trust Manager")
Pty Ltd                                                    Street, Melbourne Victoria
                                                           3000
------------------------------ --------------------------- ---------------------------- ---------------------------
P.T. Limited                   ABN 67 004 454 666          Level 7, 39 Hunter Street,   ("Security Trustee")
                                                           Sydney
------------------------------ --------------------------- ---------------------------- ---------------------------
The Bank of New York, New      N/A                         101 Barclay Street, 21W,     ("Note Trustee")
York Branch                                                New York, New York 10268
------------------------------ --------------------------- ---------------------------- ---------------------------
The Bank of New York, New      N/A                         101 Barclay Street, 21W,     ("Note Registrar")
York Branch                                                New York, New York 10268
------------------------------ --------------------------- ---------------------------- ---------------------------
The Bank of New York, New      N/A                         101 Barclay Street, 21W,     ("Principal Paying Agent"
York Branch                                                New York, New York 10268     and "Calculation Agent")
------------------------------ --------------------------- ---------------------------- ---------------------------
The Bank of New York, London   N/A                         48th Floor, One Canada       (a "Paying Agent")
Branch                                                     Square, London
------------------------------ --------------------------- ---------------------------- ---------------------------
National Australia Bank        ABN 12 004 044 937          Level 24, 500 Bourke         ("Seller")
Limited                                                    Street, Melbourne,
                                                           Victoria, 3000
------------------------------ --------------------------- ---------------------------- ---------------------------
[          ]                   [          ]                [          ]                 ("Depositor")
------------------------------ --------------------------- ---------------------------- ---------------------------
National Australia Bank        ABN 12 004 044 937          Level 24, 500 Bourke         ("Servicer")
Limited                                                    Street, Melbourne,
                                                           Victoria, 3000
------------------------------ --------------------------- ---------------------------- ---------------------------
National Australia Managers    ABN 70 006 437 565          Level 24, 500 Bourke         ("Bond Administrator")
Limited                                                    Street, Melbourne,
                                                           Victoria, 3000
------------------------------ --------------------------- ---------------------------- ---------------------------
[          ]                   N/A                         [          ]                 ("[          ] Paying
                                                                                        Agent")
------------------------------ --------------------------- ---------------------------- ---------------------------

                                                                              36
--------------------------------------------------------------------------------
Execution page
--------------------------------------------------------------------------------
ISSUER TRUSTEE

SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for PERPETUAL TRUSTEE  )
COMPANY LIMITED under power of     )
attorney dated                     )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney




GLOBAL TRUST MANAGER

SIGNED by                          )
                                   )
                                   )
on behalf of and SEALED AND        )
DELIVERED by NATIONAL              )
GLOBAL MBS MANAGER PTY             )
LTD in the presence of:            )
                                   )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   pursuant to which they execute this deed

                                                                              37
--------------------------------------------------------------------------------
SECURITY TRUSTEE

SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for P.T. LIMITED under )
power of attorney dated            )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney



NOTE TRUSTEE

SIGNED, SEALED AND DELIVERED       )
by                                 )
as authorised signatory for        )
THE BANK OF NEW YORK,              )
LONDON BRANCH                      )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered

                                                                              38
--------------------------------------------------------------------------------
SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for NATIONAL           )
AUSTRALIA MANAGERS LIMITED         )
under power of attorney dated      )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney



SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for KREDIETBANK S.A.   )
LUXEMBOURGEOISE under power of     )
attorney dated                     )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney

                                                                              39
--------------------------------------------------------------------------------
NOTE REGISTRAR

SIGNED, SEALED AND DELIVERED       )
by                                 )
as authorised signatory for        )
THE BANK OF NEW YORK,              )
NEW YORK BRANCH                    )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered






PRINCIPAL PAYING AGENT AND CALCULATION AGENT

SIGNED, SEALED AND DELIVERED       )
by                                 )
as authorised signatory for        )
THE BANK OF NEW YORK,              )
NEW YORK BRANCH                    )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered

                                                                              40
--------------------------------------------------------------------------------
AGENT BANK

SIGNED, SEALED AND DELIVERED       )
by                                 )
as authorised signatory for        )
THE BANK OF NEW YORK,              )
NEW YORK BRANCH                    )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered






PAYING AGENT


SIGNED, SEALED AND DELIVERED       )
by                                 )
as authorised signatory for        )
THE BANK OF NEW YORK,              )
LONDON BRANCH                      )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered

                                                                              41
--------------------------------------------------------------------------------
SELLER

SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for NATIONAL           )
AUSTRALIA BANK LIMITED             )
under power of attorney dated      )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney




DEPOSITOR

SIGNED by                          )
                                   )
                                   )
on behalf of and SEALED            )
AND DELIVERED by [               ] )
in the presence of:                )
                                   )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   pursuant to which they execute this deed

                                                                              42
--------------------------------------------------------------------------------
SERVICER

SIGNED, SEALED AND DELIVERED       )
by                                 )
as attorney for NATIONAL           )
AUSTRALIA BANK LIMITED             )
under power of attorney dated      )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney

              -------------------------------------------------
                               Dated [          ]


                             National RMBS Trusts

                                 Consolidated
                             Definitions Schedule


                      The Companies described in Schedule
                                      1


























                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: CD3:SRF